Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Way Cool Imports, Inc. a Nevada corporation (the “Company”), on Form 10-K for the period ending December 31, 2010 as filed with the Securities and Exchange Commission (the “Report”), I, Cornelius Hofman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cornelius Hofman

Cornelius Hofman

Chief Executive Officer

Date: March 30, 2011

Chief Financial Officer